Exhibit 10.100

AMENDMENT

BLUE CROSS OF CALIFORNIA

MEDICAL SERVICES AGREEMENT

This Amendment to the Blue Cross Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, as of November 1, 1999 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and PROCARE IPA (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.            BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a Blue Cross Medical Services Agreement, effective November 1, 1999 as amended (“Agreement”), whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.

B.            Pursuant to Section 12.01 of the Agreement, the parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

1.             4.06(c) of the Agreement is hereby revised to read as follows:

To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.  The failure to maintain such reserves shall constitute a material breach of this Agreement.  PARTICIPATING MEDICAL GROUP shall obtain and maintain at all times an irrevocable indemnity bond for the benefit of BLUE CROSS in an amount determined by BLUE CROSS.  Such letter of credit shall be issued by a surety acceptable to BLUE CROSS and otherwise be in a form satisfactory to BLUE CROSS.  BLUE CROSS may modify the requirements of the indemnity bond on an annual basis, taking into consideration PARTICIPATING MEDICAL GROUP’s financial condition, the number of Members assigned to PARTICIPATING MEDICAL GROUP and other relevant factors.  Failure to maintain and provide BLUE CROSS with such required indemnity bond shall constitute a material breach of this Agreement, in which case, BLUE CROSS may immediately terminate this Agreement, notwithstanding the notice and cure period provisions of Section (13.04).

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA	PROCARE IPA

/s/ Barry Ford	/s/ Ed Rotan
Signature	Signature

Barry Ford	Ed Rotan
Print Name

Vice President, Network Management	President
Title
11/29/99	11/19/99
Date	Date